Exhibit 99.3

SURGALIGN HOLDINGS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED

FINANCIAL INFORMATION

On October 23, 2020, in connection with the closing (the “Transaction”), Surgalign Holdings, Inc. (“Surgalign” or the “Company”) acquired Holo Surgical Inc. and its subsidiaries (“Holo Surgical”), which became direct wholly owned subsidiaries of the Company.

The following unaudited pro forma condensed combined balance sheet and the unaudited condensed combined statements of operations (collectively, the “unaudited pro forma condensed combined financial information”) is presented to illustrate the estimated effects of the Transaction and certain other related adjustments described below (collectively, “Adjustments” or “Transaction Accounting Adjustments”). The pro forma financial information has been prepared in accordance to Regulation S-X Article 11, Pro Forma Financial Information, as amended by the final rule, Amendments to Financial Disclosures about Acquired and Disposed Businesses, as adopted by the U.S. Securities and Exchange Commission on May 20, 2020 (“Article 11”). The Company elected to voluntarily comply with the amended Article 11 in advance of the mandatory compliance date of January 1, 2021.

The following unaudited pro forma condensed combined balance sheet and the unaudited condensed combined statements of operations are based on separate historical financial statements of Surgalign and Holo Surgical after giving effect to the Transaction. The unaudited pro forma condensed combined balance sheet as of September 30, 2020 is presented as if the Transaction occurred on September 30, 2020. The unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2020, and for the year ended December 31, 2019 are presented as if the Transaction had occurred on January 1, 2019. The historical financial information of Surgalign and Holo Surgical reflect factually supportable items that are directly attributable to the Transaction. The Transaction is reflected in the accompanying unaudited pro forma condensed combined financial information and related notes as an asset acquisition. Accordingly, the consideration given by Surgalign in exchange for the assets acquired in the Transaction will be primarily allocated to the in process research and development (“IPR&D”) asset based upon the estimated fair value as of the date of the completion of the Transaction. The consideration given, including the contingent consideration, and thus the IPR&D asset is based upon certain assumptions and specifically, with respect to the contingent consideration, the determination of future milestone payments.

Accordingly, Transaction Accounting Adjustments are preliminary, subject to further Adjustments as additional information becomes available and as additional analyses are performed and have been made solely for the purpose of providing the unaudited pro forma condensed combined financial information presented below. Increases or decreases in the consideration given will result in Adjustments to the historical balance sheet and or statement of operations. There can be no assurance that the final determination will not result in material changes. The assumptions and estimates underlying the Adjustments in the unaudited pro forma condensed combined financial information are described in the accompanying notes, which should be read together with the unaudited pro forma condensed combined financial information.

The unaudited pro forma condensed combined financial information has been presented for informational purposes only. The pro forma information is not necessarily indicative of what the combined company’s financial position or results of operations would have been had the Transaction been completed as of the dates indicated nor are they meant to be indicative of any anticipated combined financial position or future results of operations that the combined company will experience after the Transaction. In addition, the unaudited pro forma condensed combined financial information do not purport to project the future operating results of the combined company. Furthermore, the unaudited pro forma condensed combined financial information does not reflect the cost of any integration activities or benefits that may result from synergies that may be derived from integration activities.

The unaudited pro forma condensed combined financial information should be read together with:

•	The accompanying notes to the unaudited pro forma condensed combined financial information;

•

Surgalign’s audited historical consolidated financial statements and accompanying notes as of and for the year ended December 31, 2019, included in Surgalign’s Current Report on Form 8-K filed on December 30, 2020;

•

Audited consolidated balance sheets of Holo Surgical Inc. and Subsidiaries, as of December 31, 2019 and December 31, 2018, and audited consolidated statements of operations, stockholders’ equity and cash flows for the years ended December 31, 2019 and 2018, and related notes included as Exhibit 99.1 to this Current Report on Form 8-K/A; and

•

Unaudited condensed consolidated balance sheets of Holo Surgical Inc. and Subsidiaries, as of September 30, 2020 and 2019 and unaudited condensed consolidated statement of operations, stockholders’ equity and cash flows for the nine months ended September 30, 2020 and 2019, and related notes included as Exhibit 99.2 to this Current Report on Form 8-K/A.

SURGALIGN HOLDINGS, INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Combined Balance Sheet

As of September 30, 2020

(In thousands)

	Surgalign	Holo	Transaction Accounting	Note		Pro
	Holdings	Surgical	Adjustments	Ref.		Forma
Assets
Current Assets:
Cash and cash equivalents	$95,790	$10	$(30,000)	[A	]	$65,800
Accounts receivable—less allowances of $6,638	24,485	—	—			24,485
Inventories—net	28,195	—	—			28,195
Prepaid and other current assets	4,278	—	—			4,278

Total current assets	152,748	10	(30,000)			122,758
Non-current inventories—net	4,872	—	—			4,872
Property, plant and equipment—net	617	—	—			617
Other intangible assets—net	—	14	(14)	[B1	]	—
Other assets—net	10,107	—	—			10,107

Total assets	$168,344	$24	$(30,014)			$138,354

Liabilities and Stockholders’ Equity
Current Liabilities:
Accounts payable	$10,760	$—	$—			$10,760
Accrued expenses	13,720	—	—			13,720
Accrued income taxes	29,106	—	—			29,106
Current contingent consideration	—	—	8,993	[C	]	8,993

Total current liabilities	53,586	—	8,993			62,579
Deferred tax liability	2,559	—	—			2,559
Other long-term liabilities	1,323	—	41,639	[C	]	42,962

Total liabilities	57,468	—	50,632	[C	]	108,100

Preferred stock Series A	—	—	—			—
Stockholders’ equity:
Common stock	75	—	6	[D	]	81
Additional paid-in capital	503,901	2,975	12,244	[D	]	519,120
Accumulated other comprehensive loss	(2,619)	—	—			(2,619)
Accumulated deficit	(384,922)	(2,951)	(92,886)	[E	]	(480,769)
Less treasury stock	(5,559)	—	—			(5,559)

Total stockholders’ equity	110,876	24	(80,646)			30,254

Total liabilities and stockholders’ equity	$168,344	$24	$(30,014)			$138,354

See accompanying notes to unaudited proforma condensed combined financial information.

SURGALIGN HOLDINGS, INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Nine Months Ended September 30, 2020

(In thousands, except share and per share data)

	Surgalign	Holo	Transaction Accounting	Note		Pro
	Holdings	Surgical	Adjustments	Ref.		Forma
Revenues	$75,562	$—	$—			$75,562
Costs of processing and distribution	30,336	—	—			30,336

Gross profit	45,226	—	—			45,226

Expenses (income):
Marketing, general and administrative	97,095	2	(2)	[B2	]	97,095
Research and development	9,764	623	—			10,387
Gain on acquisition contingency	(130)	—	—			(130)
Asset impairment and abandonments	12,117	—	—			12,117
Transaction and integration expenses	5,826	—	(1,498)	[F	]	4,328
Acquired in-process research and development and related costs	—	—	1,498	[F	]	1,498

Total expenses (income)	124,672	625	(2)			125,295

Operating (loss) income	(79,446)	(625)	2			(80,069)

Other (expense) income:
Interest income	92	—	—			92
Foreign exchange loss	(28)	—	—			(28)

Total other income—net	64	—	—			64

(Loss) income before income tax benefit	(79,382)	(625)	2			(80,005)
Income tax benefit	3,492	—	—			3,492

Net (loss) income from continuing operations	(75,890)	(625)	2			(76,513)

Net loss from continuing operations per common share—basic	$(1.04)					$(0.97)

Net loss from continuing operations per common share—diluted	$(1.04)					$(0.97)

Weighted average shares outstanding—basic	72,933,038		6,250,000	[G	]	79,183,038

Weighted average shares outstanding—diluted	72,933,038		6,250,000	[G	]	79,183,038

See accompanying notes to unaudited proforma condensed combined financial information.

SURGALIGN HOLDINGS, INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Year Ended December 31, 2019

(In thousands, except share and per share data)

	Surgalign	Holo	Transaction Accounting	Note		Pro
	Holdings	Surgical	Adjustments	Ref.		Forma
Revenues	$117,423	$—	$—			$117,423
Costs of processing and distribution	32,777	—	—			32,777

Gross profit	84,646	—	—			84,646

Expenses:
Marketing, general and administrative	135,396	10	(10)	[B2	]	135,396
Research and development	16,836	744	—			17,580
Severance and restructuring costs	—	—	—			—
Gain on acquisition contingency	(76,033)	—	—			(76,033)
Asset impairment and abandonments	97,341	—	472	[B3	]	97,813
Goodwill impairment	140,003	—	—			140,003
Acquisition and integration expenses	13,999	—	—			13,999
Acquired in-process research and development and related costs	—	—	92,424	[H	]	92,424

Total expenses	327,542	754	92,886			421,182

Operating loss	(242,896)	(754)	(92,886)			(336,536)

Other (expense) income:
Interest income	161	—	—			161
Foreign exchange loss	(122)	—	—			(122)

Total other income—net	39	—	—			39

Loss before income tax provision	(242,857)	(754)	(92,886)			(336,497)
Income tax provision	(5,921)	—	—			(5,921)

Net loss from continuing operations	(248,778)	(754)	(92,886)			(342,418)

Net loss from continuing operations per common share—basic	$(3.55)					$(4.49)

Net loss from continuing operations per common share—diluted	$(3.55)					$(4.49)

Weighted average shares outstanding—basic	70,150,492		6,250,000	[G	]	76,400,492

Weighted average shares outstanding—diluted	70,150,492		6,250,000	[G	]	76,400,492

See accompanying notes to unaudited proforma condensed combined financial information.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

(In thousands, except share and per share data)

Note 1. Basis of Presentation

On October 23, 2020, Surgalign Holdings, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Form 8-K”) in connection with the closing, on October 23, 2020, of the previously announced transaction, pursuant to which Holo Surgical Inc. (“Holo Surgical”) and its subsidiaries became direct wholly owned subsidiaries of the Company (the “Transaction”).

The underlying financial information of the Company has been derived from the audited consolidated financial statements of the Company included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, and the unaudited condensed consolidated financial statements of the Company included in the Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2020. The underlying financial information of Holo Surgical has been derived from the audited consolidated financial statements of Holo Surgical for the year ended December 31, 2019, and the unaudited consolidated financial statements for the nine months ended September 30, 2020, which are included in this Current Report on Form 8-K/A.

The OEM Businesses which were sold by the Company on July 20, 2020 as discussed in the Current Report on Form 8-K filed on December 29, 2020 met the criteria within Accounting Standards Codification (“ASC”) 205-20—Discontinued Operations to be reported as discontinued operations because the Transaction was a strategic shift in business that had a major effect on the Company’s operations and financial results. Therefore, the Company is reporting the historical financial information of the OEM Businesses as discontinued operations, and related assets and liabilities were retrospectively reclassified as assets and liabilities of discontinued operations for all periods presented herein.

The above pro forma tables should be read in conjunction with the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section in the Company’s Current Report on Form 8-K filed with the SEC on December 30, 2020 and in our Quarterly Report on Form 10-Q filed with the SEC on November 16, 2020.

This unaudited pro forma condensed combined financial information has been prepared assuming that the Transaction had been completed on January 1, 2019, and is not intended to reflect the financial results of operations which would have actually resulted had the Transaction been effected on the dates indicated.

The Transaction has been treated as an asset acquisition, with the Company as the accounting acquirer. Accordingly, unaudited pro forma condensed combined financial information reflects the assets acquired at cost. To determine the accounting for this transaction under U.S. GAAP, the Company must first assess whether an integrated set of assets and activities should be accounted for as an acquisition of a business or an asset acquisition. The U.S. GAAP guidance requires an initial screen test to determine if substantially all of the fair value of the gross assets acquired is concentrated in a single asset or group of similar assets. If that screen is met, the set is not considered a business and is accounted for as an asset acquisition. The Company determined that substantially all of the fair value is concentrated in the acquired in process research and development (“IPR&D”) asset. As such, the acquisition is being treated as an asset acquisition.

Note 2. Total Consideration Transferred and Allocation

a) Total Consideration Transferred

Under the terms of the Transaction, Holo Surgical was acquired by the Company, for upfront total cash and stock consideration of $42,000 and contingent stock consideration of $50,632. The total consideration transferred was calculated as follows:

	(in thousands, except share and per share data)
Total cash portion of the consideration transferred	$30,000	i.
Total value of stock portion of the consideration transferred	$12,250	ii.
Surgalign Holdings share price	$1.96	ii.
Total shares of Surgalign Holdings common stock issued	6,250,000	ii.
Fair value of contingent consideration	50,632	iii.

Total consideration transferred	$92,882	iv.

i. The cash portion of the total consideration transferred

ii. The value of the stock portion of the total consideration transferred is $12,250. For purposes of preparing this unaudited pro forma condensed combined financial information, the Company utilized a per share price equal to $1.96, based on the closing price of the Company’s common stock on October 23, 2020. The Company was the stock trading entity on the Transaction date of October 23, 2020.

iii. For purposes of preparing this unaudited pro forma condensed combined financial information, the assessment of contingent consideration was determined based on a probability-weighted model. To determine the fair value of the contingent consideration, the Company’s management utilized the potential payout for each of the eight milestone payments, discounted the payments based on a weighted average cost of capital of 14.0%, and the probability of achieving those payments and the duration of the contingency period.

iv. The Company has determined that the contingent consideration arrangement should be accounted for as a liability in accordance with ASC 480. Accordingly, fair value of the contingent consideration will be assessed quarterly until settlement. As such, the total consideration transferred in connection with the Transaction reflected in this unaudited pro forma condensed combined financial information does not purport to represent the actual total consideration transferred in connection with the Transaction.

b) Allocation of Total Consideration Transferred to Assets Acquired and Liabilities Assumed

IPR&D	$92,424	i., ii.
Intangible assets—Assembled workforce	458	i.

	$92,882

i. The unaudited pro forma condensed combined financial information has been prepared using the Company’s available accounting records as of October 23, 2020.

ii. The IPR&D relates to Holo Surgical’s development of the Augmented Reality and Artificial Intelligence (“ARAI”) Platform. The ARAI Platform has not yet reached technological feasibility and has no alternative future use; thus, the purchased IPR&D was expensed immediately subsequent to the acquisition.

Note 3. Transaction Accounting Adjustments

The unaudited pro forma condensed combined financial information reflects the following adjustments:

[A] Cash and cash equivalents

Transaction accounting adjustment made related to the cash portion of the total consideration transferred as part of the transaction.

[B1] Other intangible assets

Transaction accounting adjustment made to other intangible assets totaling $14 from the Holo Surgical standalone balance sheet, which were immediately impaired upon acquisition in the year ended December 31, 2019. Additionally, the acquired intangible assets totaling $458 were immediately impaired in the year ended December 31, 2019.

[B2] Marketing, general and administrative

Transaction accounting adjustments made to remove the amortization expense related to the other intangible assets, which were noted as impaired above in [B1]. For the nine months ended September 30, 2020, $2 was adjusted in the pro forma statement of operations. For the year ended December 31, 2019, $10 was adjusted in the pro forma statement of operations.

[B3] Asset impairment and abandonments

Transaction accounting adjustments related to the combined impairment adjustments in [B1] above, totaling $472 are included in the pro forma statement of operations for the year ended December 31, 2019.

[C] Contingent consideration

Transaction accounting adjustments made to current and long-term liabilities related to the contingent consideration. The current contingent consideration, totaling $8,993, relates to the first milestone payment, expected to be paid by June 30, 2021. The remaining contingent consideration, totaling $41,639, relates to milestone payments expected to be paid after December 31, 2021.

[D] Common stock and Additional paid-in capital

Transaction accounting adjustments made to record the stock portion of the consideration transferred.

(in thousands, except share and per share data)
Common stock:
Total shares of Surgalign Holdings common stock issued	6,250,000
Par value of common stock	$0.001

Total Surgalign Holdings common stock issued	$6

Additional paid-in capital
Total shares of Surgalign Holdings common stock issued	6,250,000
Fair value of common stock	$1.96

Total consideration transferred	$12,244

[E] Accumulated deficit

Transaction accounting adjustments made to capture the impact on accumulated deficit, including: the consideration transferred [A], [C], and [D], as well as the impairment of intangible assets discussed above in adjustment [B1].

Cash	$(30,000)	[A]
Impairment of other intangible assets	(14)	[B1]
Contingent consideration	(50,632)	[C]
Stock	(12,250)	[D]

Impact to Accumulated deficit	$(92,896)

[F] Transaction costs

Consistent with the accounting guidance the Company is allowed to capitalize the costs associated with the transaction, but as there were no assets to allocate the costs to, the Company immediately expensed these costs consistent with the IPR&D assets. Transaction accounting adjustments made to reclassify transaction costs incurred through September 30, 2020 related to the acquisition into a separate line item on the statement of operations: “Acquired in-process research and development and related costs.”

[G] Weighted average shares outstanding—basic

The Company’s calculations of pro forma net income per share of common stock for the year ended December 31, 2019 include the impact of items discussed in this Note 3, including the weighted average number of shares of common stock outstanding on a pro forma basis. The pro forma weighted average number of shares of common stock outstanding for the nine months ended September 30, 2020 and the year ended December 31, 2019, has been calculated as if the shares issued in connection with the Transaction had been issued and outstanding as of the beginning of the period.

[H] Acquired in-process research and development and related costs

The IPR&D acquired relates to Holo Surgical’s development of the Augmented Reality and Artificial Intelligence (“ARAI”) Platform. The ARAI Platform has not yet reached technological feasibility and has no alternative future use; thus, the purchased IPR&D asset was expensed immediately subsequent to the acquisition within the Company’s pro forma condensed combined statements of operations for the year ended December 31, 2019.